UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 13, 2006, 2006 (November 9, 2006)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On November 9, 2006, the Board of Directors of Theragenics Corporation approved an amendment to the Theragenics Corporation 2006 Stock Incentive Plan (the “Plan”). The amendment provides that full value performance awards under the Plan must contain a minimum restriction period of 1 year and full value tenure, or time based awards under the Plan, must contain a minimum restriction period of 3 years. Not-withstanding the foregoing, Theragenics will retain vesting discretion for some full value awards, but not to exceed 10% of the shares available under the Plan. These restrictions on vesting of full value awards under the Plan cannot be waived by the board of directors, except in the case of death, disability, retirement or a change in control.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	First Amendment to Theragenics Corporation 2006 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION (Registrant)

Date: November 13, 2006	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer